SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): AUGUST 15, 2005
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



             0-27618                               16-0547600
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     (Commission File Number)           (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK              14228-1197
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     (Address of principal executive offices)                  (Zip Code)




        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)

Item 7.01         REGULATION FD DISCLOSURE.

         The information provided in this Item 7.01 is being furnished by Columbus McKinnon Corporation (the "Company") to provide information (set forth in Exhibit 99.1 hereto) from the Company's Annual Meeting of Shareholders.

         The information contained in this Item 7.01 is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing:



Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.




EXHIBIT NUMBER             DESCRIPTION
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99.1                       Press Release dated August 15, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       COLUMBUS MCKINNON CORPORATION


                                       By:    /S/ KAREN L. HOWARD
                                             ---------------------------------
                                       Name:  Karen L. Howard
                                       Title: Vice President and Treasurer and
                                                 Interim Chief Financial Officer



Dated:  AUGUST 15, 2005
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



                                  EXHIBIT INDEX


EXHIBIT NUMBER              DESCRIPTION
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         99.1               Press Release dated August 15, 2005